EXHIBIT 24-1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Stephen E. Ewing and David R. Nowakowski, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1995, including all amendments.

               IN WITNESS WHEREOF, I have executed this Power of Attorney this 22nd day of February, 1996.



                                                      /s/ Alfred R. Glancy III
                                                          Alfred R. Glancy III

                                                                  EXHIBIT 24-1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III and David R. Nowakowski, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1995, including all amendments.

               IN WITNESS WHEREOF, I have executed this Power of Attorney this 22nd day of February, 1996.



                                                          /s/ Stephen E. Ewing
                                                              Stephen E. Ewing

                                                                  EXHIBIT 24-1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Stephen E. Ewing and David R. Nowakowski, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1995, including all amendments.

               IN WITNESS WHEREOF, I have executed this Power of Attorney this 22nd day of February, 1996.



                                                      /s/ William K. McCrackin
                                                          William K. McCrackin

                                                                  EXHIBIT 24-1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Stephen E. Ewing and David R. Nowakowski, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1995, including all amendments.

               IN WITNESS WHEREOF, I have executed this Power of Attorney this 22nd day of February, 1996.



                                                           /s/ Carl J. Croskey
                                                               Carl J. Croskey

                                                                  EXHIBIT 24-1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Stephen E. Ewing and David R. Nowakowski, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1995, including all amendments.

               IN WITNESS WHEREOF, I have executed this Power of Attorney this 22nd day of February, 1996.



                                                         /s/ Howard L. Dow III
                                                             Howard L. Dow III

                                                                  EXHIBIT 24-1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Stephen E. Ewing and David R. Nowakowski, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1995, including all amendments.

               IN WITNESS WHEREOF, I have executed this Power of Attorney this 22nd day of February, 1996.



                                                        /s/ Daniel L. Schiffer
                                                            Daniel L. Schiffer

                                                                  EXHIBIT 24-1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Stephen E. Ewing and David R. Nowakowski, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1995, including all amendments.

               IN WITNESS WHEREOF, I have executed this Power of Attorney this 22nd day of February, 1996.



                                                          /s/ John E. vonRosen
                                                              John E. vonRosen